                  MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2009 - JUNE 30, 2009

                                                             AMOUNT OF     % OF     % OF
                PURCHASE/            OFFERING      TOTAL       SHARES    OFFERING   FUNDS
   SECURITY       TRADE     SIZE OF  PRICE OF    AMOUNT OF   PURCHASED  PURCHASED   TOTAL
   PURCHASED      DATE     OFFERING   SHARES     OFFERING     BY FUND    BY FUND   ASSETS     BROKERS    PURCHASED FROM
--------------  ---------  --------  --------  ------------  ---------  ---------  ------  ------------  ----------
Board of         02/13/09        --  $105.715  $329,820,000      1,610       0.00%   0.00% J.P. Morgan,  Citigroup
Regents of the                                                                             Banc of
Texas A&M                                                                                  America
University                                                                                 Securities
System                                                                                     LL, M.R.
                                                                                           Beal &
                                                                                           Company,
                                                                                           Samuel A.
                                                                                           Ramirez &
                                                                                           Co., Siebert
                                                                                           Brandford
                                                                                           Shank & Co.,
                                                                                           LLC, Merrill
                                                                                           Lynch, Piper
                                                                                           Jaffray &
                                                                                           Co., RBC
                                                                                           Capital
                                                                                           Markets,
                                                                                           Citi, Loop
                                                                                           Capital
                                                                                           Markets,
                                                                                           LLC,
                                                                                           SBK-Brooks
                                                                                           Investment
                                                                                           Corp.,
                                                                                           Morgan
                                                                                           Keegan &
                                                                                           Company,
                                                                                           Estrada
                                                                                           Hinojosa &
                                                                                           Company,
                                                                                           Inc., Morgan
                                                                                           Stanley

Puerto Rico      06/11/09        --  $ 100.00  $354,925,000  3,815,000       1.07%   0.50% Citi,         Goldman Sachs
Sales Tax                                                                                  Goldman,
Financing                                                                                  Sachs & Co.,
5.000% due                                                                                 J.P. Morgan,
8/01/2031                                                                                  Merrill
                                                                                           Lynch & Co.,
                                                                                           Barclays
                                                                                           Capital,
                                                                                           Morgan
                                                                                           Stanley,
                                                                                           Popular
                                                                                           Securities,
                                                                                           Santander
                                                                                           Securities,
                                                                                           UBS
                                                                                           Financial
                                                                                           Services
                                                                                           Incorporated
                                                                                           of Puerto
                                                                                           Rico